The Bancorp Investor Presentation July 2026

Forward Looking Statements & Other Disclosures © The Bancorp | Investor Presentation, July 2026 2 Statements in this presentation regarding The Bancorp, Inc.’s (“The Bancorp”) business, that are not historical facts are “forward-looking statements.” These statements may be identified by the use of forward-looking terminology, including, but not limited to the words “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “may,” “will,” “could,” “continue” or the negative thereof and similar terms or expressions. Forward-looking statements include, but are not limited to, statements regarding our anticipated 2026 and 2027 results, including earnings per share accretion, future growth, profitability, productivity and efficiency, the expansion, expected timelines, and implementation of our Fintech initiatives and revenue streams, the possible benefits of our platform restructuring and adoption of AI tools, and share repurchases. These forward-looking statements relate to our current assumptions, projections, and expectations about our business and future events, including current expectations about important economic and political factors, among other factors, and are subject to risks and uncertainties, which could cause the actual results, events, or achievements to differ materially from those set forth in or implied by the forward-looking statements and related assumptions. Factors that could cause results to differ from those expressed in the forward-looking statements also include, but are not limited to, the risks and uncertainties referenced or described in The Bancorp’s filings with the Securities and Exchange Commission, including the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and other documents that the Company files from time to time with the Securities and Exchange Commission. The Bancorp does not undertake any duty to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation., except as may be required under applicable law. This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), such as those identified in the Appendix. Any non-GAAP financial measures used in this presentation are in addition to, and should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP. Non-GAAP financial measures are subject to significant inherent limitations. The non-GAAP measures presented herein may not be comparable to similar non-GAAP measures presented by other companies. This presentation includes market, industry and economic data that was obtained from various publicly available sources and other sources believed by the Company to be true. Although the Company believes it to be reliable, the Company has not independently verified any of the data from third party sources referred to in this presentation or analyzed or verified the underlying reports relied upon or referred to by such sources, or ascertained the underlying economic and other assumptions relied upon by such sources. The Company believes that its market, industry, and economic data is accurate and that its estimates and assumptions are reasonable, but there can be no assurance as to the accuracy or completeness thereof. Past performance is not indicative nor a guarantee of future results. Copies of the documents filed by The Bancorp with the SEC are available free of charge from the website of the SEC at www.sec.gov as well as on The Bancorp’s website at www.thebancorp.com..

Company Overview 3 We are defining the future of banking. Through our dynamic portfolio of payment, lending and platform solutions, we help propel our clients’ success, while delivering value to the investors we serve, the communities where we operate and the employees who enable our mutual success. Our Vision Fostering prosperity through the perpetual transformation of banking #1 U.S. Issuer of Prepaid cards #6 Debit and prepaid issuer volume Latest Nilson1 rankings: 1) Nilson Report, April 2026 © The Bancorp | Investor Presentation, July 2026 Fintech Solutions Credit Solutions

Business Model and Strategy © The Bancorp | Investor Presentation, July 2026 4 Leading fintech sponsor bank combined with specialized lending across our Credit Solutions businesses Real Estate Bridge Lending Focus on value-add multifamily assets in targeted markets Small Business Lending SBA and conventional loans for business growth Fleet Management Services Comprehensive financing for government and commercial fleets Institutional Banking Lending solutions for wealth management firms and clients Sponsored Lending Full range of lending programs with a suite of customizable options CREDIT SOLUTIONSFINTECH SOLUTIONS Payment Services Real-time, end-to-end payment processing Program Sponsorship Prepaid, debit and credit cards for nonbank companies Embedded Finance Integrated financial services programs for employees, customers and vendors

Financial Performance Expectations

APEX 2030 strategic plan outlines the path to magnify our strong baseline earnings and deliver the financial performance of a fintech focused financial institution


APEX
2030
15% - 30%+
Annualized EPS Growth

Annual EPS Growth (strategy)

Established: 10%-15%

Maintain and grow sponsor bank market leadership, continue Credit Solutions businesses on and off-balance sheet, and seek to return ~100% of Net Income to shareholders annually

Incremental: 5%-15%+ Incremental

Launch Embedded Finance, transform balance sheet towards fintech dominated mix and monetize core competencies

© The Bancorp I Investor Presentation, July 2026

5

Key Financial Metrics and Long-term Strategy © The Bancorp | Investor Presentation, July 2026 6 Key Metric 2022 2023 2024 2025 Q2 YTD 2026 Performance Long-term strategy Return on equity 19% 26% 27% 29% 35% ~3.0x banks1 and driven by growing Fintech Solutions and Credit Solutions 50%+ Increase profitability through shift to fintech dominated company with a bank Return on assets 1.8% 2.6% 2.7% 2.5% 2.5% Increasingly productive use of balance sheet and operating platform, increased fee revenue & decrease in efficiency ratio 4.0%+ Maximize productive use of assets and manage risk Capital Return Since 20222 Cumulative Metrics Capital returned as % of Net income 100% Capital management is an integral part of The Bancorp’s strategy including managing to an asset cap of $10B (per FRB Reg II, Durbin) ~100% Seek to return near 100% of net income to shareholders Total capital returned ($mm, via share buybacks) $885 % of Shares repurchased 33% 1) KBW Nasdaq Regional Banking Index (KRX) 2) All metrics are through 6/30/2026

$0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 2022 2023 2024 2025 2026 Guidance Q4 2026 Annualized "Run Rate" 2027 Preliminary Guidance Earnings Per Share Trends1 (diluted) 7 Key initiatives accelerate our growth and set us on the path to achieving our Apex 2030 plan. $1.65-$1.75 Q4 2026 or $6.60-$7.00 run rate and $8.10-$8.30 in 2027. Key assumptions: • Fintech revenue growth from existing programs, and new partnerships, credit sponsorship and embedded finance • Share buybacks driven by core earnings • Methodical reallocation or reduction in resources • Efficiency and productivity gains through the use of AI tools and scalable operational platform $5.95 - $6.05 $6.60 - $7.00 $8.10 - $8.30 © The Bancorp | Investor Presentation, July 2026 1) 2026, Q4 2026 range and 2027 guidance ranges assume achievement of management’s key initiatives, including critical pieces of the Apex 2030 strategic plan. The range for 2026 is generally consistent with the previous target while recognizing that the timing of new product and program launches can be subject to partner timelines. Bar chart denotes mid-point of guidance ranges. $2.27 $3.49 $4.29 $4.92

Fintech Solutions Overview

Experienced fintech experts who combine urgency with rigor, leveraging technology, industry knowledge, creative expertise and regulatory acumen to partner with fintech innovators.

Program Sponsorship

Debit, credit, and prepaid card issuing for fintechs

Payment Services

Real-time, end-to-end payment processing including ACH, FedNow, Push2Card products

Sponsored Lending

Full range of lending programs including lines of credit, deposit advance, installment, and others with a suite of customizable options

Key Statistics

$1T+	Total payment volume[1]
$196B	Gross dollar volume[1] (GDV)
50mm+	Active Accounts[2]
40+	Fintech Partners[2]

1) Trailing twelve months (TTM) through Q2 2026 2) As of Q2 2026

© The Bancorp I Investor Presentation, July 2026

8

Fintech Solutions

Product overview

Program Sponsorship

$106mm
TTM Fee Income

- 15+ Distinct consumer and commercial segments, such as:
  - Consumer debit
  - Healthcare
  - Corporate payments
- #1 prepaid card issuer and #6 debit card issuer

+

Payment Services

$23mm
TTM Fee Income

- Full-spectrum suite of payments enables single-source provider advantage
- All payment modalities serviced: Push2Card, ACH, RTP, FedNow

+

Sponsored Lending

$21mm
TTM Fee Income

- Origination of multiple credit products
  - Consumer installment
  - Secured card
  - Lines of credit
  - Deposit advance
  - Other

=

Embedded Finance

Direct end-to-end delivery and program management of all current sponsorship offerings

$8.1B
Deposits[1]
(96% total bank deposits)

$150mm
Fee Income[2]

1.63%
Cost of Deposits[1]

$1.4B
Average Total Loans[1]
(18% of total bank loans)

1) Q2 2026 average 2) Trailing twelve months (TTM) through Q2 2026

© The Bancorp I Investor Presentation, July 2026
9

Fintech Strategic Partner of Choice © The Bancorp | Investor Presentation, July 2026 10 The Bancorp is well positioned to compete across core sponsorship, embedded finance and sponsored lending Shared Foundation What powers all three Program Sponsorship • Market-leading scale, supported by high-volume, high-quality partner programs • Diversified across 40+ high quality fintech partners and 15+ defined product segments • Full sponsor-bank execution across issuing, account infrastructure, partner oversight and controls Sponsored Lending • We lend on the same rails we already sponsor • Full credit suite: lines of credit, installment, secured card, etc. • Partner risk-sharing and credit enhancements support risk adjusted growth Embedded Finance • Direct, end-to-end delivery and program management • Integrated program management: sponsorship and payments and lending • Deepens partner relationship and expands wallet share beyond card programs We support full product life cycle Partner focused with urgent, rigorous execution Compliance infrastructure built for fintech scale Product expertise across banking, payments and credit value chain

Fintech Platform Scale © The Bancorp | Investor Presentation, July 2026 11 Our platform enables growth in volume, products and risk management and delivers positive operating leverage Drivers of Operating Leverage Transaction Scale + Ecosystem Connectivity Large and growing sponsor bank with unified integration across payments infrastructure and partners AI Compounds the Advantage What we've built — and continue to enhance — rests on decades of regulatory experience and payments judgment that AI alone can't replicate Institutional Knowledge + Regulatory Depth AI and automation increase capacity, streamline processes and reduce the operating cost required to support additional growth 1See Non-GAAP Financial Measures in the Appendix for a detailed description and a reconciliation to the most directly comparable GAAP financial measures. Project Beacon AI-enabled automation initiative within our financial crimes function, has 2x investigator productivity and achieved announced run rate cost savings FTS Operating Leverage and Expense per $ thousand of GDV1 Operating Leverage Expense /GDV 5.09% 6.30% 7.59% 11.60% 10.59% $0.61 $0.57 $0.55 $0.51 $0.45 $0.0 $0.3 $0.6 $0.9 0% 5% 10% 15% 2022 2023 2024 2025 2026 YTD Operating Leverage Exp/GDV

$0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 2024 2025 Q2 2026 Credit Solutions Loans ($ billions) © The Bancorp | Investor Presentation, July 2026 12 Business Overview Strategy Q2 Yield Commercial Fleet Leasing Fleet vehicle leasing across commercial and government entities Deliver strong yields, fee income and moderate balance sheet growth 8.0% Small Business Lending SBA 7a and 504, focused conventional lending with national footprint Continue steady growth and credit performance while maintaining off balance sheet opportunities 7.3% Institutional Banking Lending and banking services to wealth managers and clients Maintain momentum in non- purpose securities lending (SBLOC) 5.7% Real Estate Bridge Lending 3-5-year bridge loans for purchase and rehabilitation of multi-family workforce housing Maintain mix with opportunity to originate and sell 7.9% Credit Performance Below market net charge-off ratio with uptick in 2025 driven by a few isolated Leasing clients Maintain strong credit performance - Charge-off ratio excl. Fintech1 0.08% 0.10% 0.04% Balance mix and interest rates Credit Solutions Overview $6.2$6.2 $5.8 1) Excludes fintech net charge-offs of $17.7mm, $151.1mm, and $55.0mm in 2024, 2025, and Q2 YTD 2026, respectively, which are fully offset by credit enhancement income and average fintech balances of $138mm, $607mm, and $1,254mm in 2024, 2025, and Q2 YTD 2026, respectively

Strategic Balance Sheet Transition

Illustrative marginal ROA opportunity

Traditional Lending



Share of Gross Yield (%)
~2%
Revenue Yield
Funding Costs
Provision
Origination and Opex
Marginal ROA

Traditional lending relies on higher operating costs and is more balance sheet and capital intensive

2-4x Return on assets vs traditional lending model

Sponsored Lending



Share of Gross Yield (%)
Interest Income
Lending Fees
Transaction Fees
4%-8%
Revenue Yield
Funding Costs
Provision 1
Origination and Opex
Marginal ROA

Sponsored lending provides highly scalable operating platform and is an efficient use of balance sheet and return on capital

[1]Net of credit risk shared with or retained by fintech partners. Illustrative economics shown as share of gross asset yield retained after costs; not actual reported figures.

© The Bancorp I Investor Presentation, July 2026
13

51% 52% 53% 29% 31% 29% 14% 14% 14%6% 3% 4% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Dec-24 Dec-25 Jun-26 Fair Value ($ millions) © The Bancorp | Investor Presentation, July 2026 14 Securities Portfolio Carefully crafted portfolio focused on fixed rates with a 4.3 year duration1 Yield 5.0% 5.2% 4.8% % Total Assets 17% 18% 18% Agency % Total 82% 83% 83% % Fixed 83% 84% 85% Commercial Mortgage- backed securities Other Residential Mortgage- backed securities Asset-backed securities Liquidity Largely comprised of granular, transaction related deposits with significant unused borrowing capacity $8.1B Deposits from Fintech Solutions2 $1.1B Net deposits swept off balance sheet3 $3.8B Unused lines across FHLB and FED3 96% Fintech Solutions deposits % of total deposits2 94% Insured deposits (% of total)3 1) Modified duration Q2 2026 2) Q2 2026 average 3) As of Q2 2026 Est. ~$160mm principal rolloff annually for the next 3 years $1,615$1,672 $1,503

Trailing-Twelve-Month Earnings Per Share © The Bancorp | Investor Presentation, July 2026 15 TTM EPS by quarter, 2021 – 2026 YTD 2023 2024 202520222021 2026 EPS growth momentum has continued since 2020, with TTM EPS increasing every quarter from 2021 through 2026 YTD $1.60 $1.75 $1.83 $1.88 $1.94 $1.97 $2.03 $2.27 $2.66 $3.02 $3.40 $3.49 $3.68 $3.84 $3.96 $4.29 $4.43 $4.65 $4.79 $4.92 $5.14 $5.32 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Earnings per Share TTM ($) Consistent Growth

7% 11% 12% 15% 18% 19% 26% 27% 29% 0% 10% 20% 30% 40% 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD 2026 ROE Performance1 Return on Equity vs Market Benchmarks © The Bancorp | Investor Presentation, July 2026 16 The Bancorp, KBW Regional Banks, and Select Peers 3 35% KBW Regional Bank Index 17% Select Peers2 1ROE reflects annual data for fiscal years 2017-2025 and Q2 2026 for TBBK 2Select Peers across sponsor bank market 3Adjusted for sale of Safe Harbor IRA business The Bancorp has increased its profitability every year since 2017 9%

Stock Performance vs Market Benchmarks © The Bancorp | Investor Presentation, July 2026 17 The Bancorp, S&P 500, NASDAQ, and KBW Bank indices The Bancorp has significantly outperformed both broad market indices and the KBW Nasdaq bank index since Q2 2021 172% 75% 45% S&P 500 KBW Bank Index 81% NASDAQ CAGR TBBK 10% 1-Year 24% 3-Year 22% 5-Year KBW Regional Bank Index 22% 1Reporting period: June 30, 2021 - June 30, 2026 -50% 0% 50% 100% 150% 200% 250% 300% 2021 2022 2023 2024 2025 2026 % Change in Stock Price1

Appendix © The Bancorp | Investor Presentation, July 2026 18

Non-GAAP Financial Measures We use certain financial measures which are not calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These measures are focused on adjusting certain metrics used to measure our performance to exclude the impact of Non-interest income-Fintech loan credit enhancement. That income amount relates to credit enhancement agreements from third parties that cover losses from borrowers for fintech loans receivable. We recognize provision expense for credit losses on fintech loans and separately record an amount in Non-interest income—Fintech loan credit enhancement for the recovery from the third party. The measurement of the estimated credit losses and the estimated recovery from the credit enhancement are based on the same estimate and correlate to like amounts in our statement of operations. Our non-GAAP metrics are calculated to remove the volatility of that credit enhancement recovery from measures used to review the performance and growth of our business. Non-GAAP measures include: • FTS Fee Revenue, adjusted is calculated as: (i) Non-interest income attributed to the results of our Fintech Solutions (FTS) segment; less (ii) Fintech loan credit enhancement income. This amount is used in the Operating Leverage calculation, as discussed below. • FTS Expense is calculated as: (i) Non-interest expense amounts directly attributable to the operations of our Fintech segment, as presented in ‘Direct non-interest expense’ in our Segment results table; plus (ii) Non-interest expense allocated to our Fintech segment. This amount is used in the Operating Leverage calculation, as discussed below. • Operating Leverage is calculated as: (i) Change in FTS Fee Revenue, adjusted from the prior year; less (ii) Change in FTS Expense from the prior year. This ratio measures the relationship between growth in the operating income of the FTS segment to the fixed and variable expenses of the segment. • FTS Expense / GDV (per thousand) is calculated as: (i) FTS Expense; divided by (ii) total Prepaid, debit and credit card gross dollar volume (GDV). This ratio measures the GDV volume to the segment expense base. We believe that these non-GAAP measures are useful performance metrics for management, investors, and lenders, because they provide a means to evaluate period- to-period comparisons of the Company's financial performance without the effects of certain adjustments in accordance with GAAP that may not necessarily be indicative of current operating performance. Non-GAAP financial measures should not be considered as an alternative to GAAP financial measures. They may not be indicative of the historical operating results of the Company nor are they intended to be predictive of potential future results. Investors should not consider non-GAAP financial measures in isolation or as a substitute for performance measures calculated in accordance with GAAP. © The Bancorp | Investor Presentation, July 2026 19

Reconciliation to Non-GAAP Measures

($ in thousands, except expense per $ GDV metric)

	2021	2022	2023	2024	2025	2026 YTD
Financial metrics						
Prepaid, debit and credit card gross dollar volume (GDV)	$ 104,415,457	$ 114,532,981	$ 133,052,546	$ 152,637,453	$ 178,211,647	$ 105,965,729
Non-GAAP financial measures						
FTS fee revenue						
Non-interest income, Fintech segment	$ 82,343	$ 86,313	$ 99,376	$ 147,574	$ 310,555	$ 135,797
Less: Fintech loan credit enhancement[1]	–	–	–	(30,651)	(169,294)	(54,609)
FTS fee revenue, adjusted	**$ 82,343**	**$ 86,313**	**$ 99,376**	**$ 116,923**	**$ 141,261**	**$ 81,188**
Annualized						162,376
FTS expense						
Direct non-interest expense, Fintech segment		22,589	25,081	26,818	30,694	16,079
Non-interest expense allocation, Fintech segment		46,941	50,590	56,468	60,265	31,380
FTS expense	**$ 69,716**	**$ 69,530**	**$ 75,671**	**$ 83,286**	**$ 90,959**	**$ 47,459**
Annualized						94,918
FTS fee revenue growth		4.82%	15.13%	17.66%	20.82%	14.95%
FTS expense growth		(0.27%)	8.83%	10.06%	9.21%	4.35%
Operating leverage		**5.09%**	**6.30%**	**7.59%**	**11.60%**	**10.59%**
FTS expense / $ GDV (per thousand)	**$ 0.67**	**$ 0.61**	**$ 0.57**	**$ 0.55**	**$ 0.51**	**$ 0.45**

[1]We recognize non-interest income in our Fintech segment related to a credit enhancement provided contractually by a Fintech partner. We began originating significant volumes of fintech loans in the fourth quarter of 2024.

© The Bancorp I Investor Presentation, July 2026

20

Non-GAAP Reconciliation – Segment Results

Six Months Ended Jun 30, 2026

(in thousands)

		Credit Solutions				
	Fintech	REBL	Institutional Banking	Commercial	Corporate	Total
Interest income	$ 4,660	$ 89,810	$ 56,948	$ 65,261	$ 45,161	$ 261,840
Interest allocation	120,762	(45,928)	(34,137)	(33,887)	(6,810)	–
Interest expense	64,761	0	2,732	20	15,047	82,560
Net interest income	60,661	43,882	20,079	31,354	23,304	179,280
Provision for credit losses	54,609	553	(100)	(826)	(546)	53,690
Non-interest income	**135,797**	**3,939**	**1,051**	**4,516**	**262**	**145,565**
Direct non-interest expense						
Salaries and employee benefits	9,624	2,328	1,816	9,699	51,436	74,903
Data processing expense	759	92	1,228	3	614	2,696
Software	527	56	1,269	948	8,201	11,001
Other	5,169	2,428	550	3,864	10,891	22,902
Direct non-interest expense, subtotal	**16,079**	**4,904**	**4,863**	**14,514**	**71,142**	**111,502**
Income before non-interest expense allocations	125,770	42,364	16,367	22,182	(47,030)	159,653
Non-interest expense allocations						
Risk, financial crimes, and compliance	15,649	1,420	1,881	3,071	(22,021)	–
Information technology and operations	7,538	497	2,335	4,436	(14,806)	–
Other allocated expenses	8,193	1,732	2,910	4,032	(16,867)	–
Non-interest expense allocation, subtotal	**31,380**	**3,649**	**7,126**	**11,539**	**(53,694)**	**–**
Income before taxes	94,390	38,715	9,241	10,643	6,664	159,653
Income tax expense	23,068	9,440	2,247	2,566	1,607	38,928
Net income (Loss)	**$ 71,322**	**$ 29,275**	**$ 6,994**	**$ 8,077**	**$ 5,057**	**$ 120,725**

For the year ended December 31, 2025

(in thousands)

		Credit Solutions				
	Fintech	REBL	Institutional Banking	Commercial	Corporate	Total
Interest income	$ 3,395	$ 191,486	$ 117,586	$ 132,161	$ 106,741	$ 551,369
Interest allocation	254,317	(91,381)	(65,706)	(67,418)	(29,812)	–
Interest expense	154,200	–	4,480	40	17,138	175,858
Net interest income	103,512	100,105	47,400	64,703	59,791	375,511
Provision for credit losses	169,294	(469)	(6)	8,965	(91)	177,693
Non-interest income	**310,555**	**6,649**	**348**	**8,306**	**2,475**	**328,333**
Direct non-interest expense						
Salaries and employee benefits	17,703	4,378	10,312	19,955	90,206	142,554
Data processing expense	1,392	171	2,070	8	1,323	4,964
Software	647	108	2,846	1,758	15,182	20,541
Other	10,952	5,041	1,330	7,809	29,923	55,055
Direct non-interest expense, subtotal	**30,694**	**9,698**	**16,558**	**29,530**	**136,634**	**223,114**
Income before non-interest expense allocations	214,079	97,525	31,196	34,514	(74,277)	303,037
Non-interest expense allocations						
Risk, financial crimes, and compliance	29,124	2,357	3,233	5,308	(40,022)	–
Information technology and operations	14,702	821	6,150	8,387	(30,060)	–
Other allocated expenses	16,439	3,331	6,903	7,870	(34,543)	–
Non-interest expense allocation, subtotal	**60,265**	**6,509**	**16,286**	**21,565**	**(104,625)**	**–**
Income before taxes	153,814	91,016	14,910	12,949	30,348	303,037
Income tax expense	37,979	22,473	3,681	3,197	7,494	74,824
Net income (Loss)	**$ 115,835**	**$ 68,543**	**$ 11,229**	**$ 9,752**	**$ 22,854**	**$ 228,213**

*A discussion of our segments, our reporting methodology, and allocations of interest and non-interest expense are outlined in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, within Note 18, "Segment Financial Information."

© The Bancorp I Investor Presentation, July 2026

21

Non-GAAP Reconciliation – Segment Results

For the year ended December 31, 2024

(in thousands)

		Credit Solutions				
	Fintech	REBL	Institutional Banking	Commercial	Corporate	Total
Interest income	$ 214	$ 207,062	$ 121,522	$ 124,490	$ 98,304	$ 551,592
Interest allocation	261,484	(98,064)	(69,942)	(69,960)	(23,518)	–
Interest expense	156,271	–	3,962	35	15,083	175,351
Net interest income	105,427	108,998	47,618	54,495	59,703	376,241
Provision for credit losses	30,651	2,159	763	6,416	(1,615)	38,374
Non-interest income	**147,574**	**3,264**	**211**	**5,541**	**924**	**157,514**
Direct non-interest expense						
Salaries and employee benefits	15,577	3,996	9,659	18,323	84,042	131,597
Data processing expense	1,552	169	2,329	7	1,609	5,666
Software	486	104	2,962	1,777	12,584	17,913
Other	9,203	4,719	2,093	7,698	24,336	48,049
Direct non-interest expense, subtotal	**26,818**	**8,988**	**17,043**	**27,805**	**122,571**	**203,225**
Income before non-interest expense allocations	195,532	101,115	30,023	25,815	(60,329)	292,156
Non-interest expense allocations						
Risk, financial crimes, and compliance	26,922	2,177	3,017	4,921	(37,037)	–
Information technology and operations	13,732	723	5,993	7,444	(27,892)	–
Other allocated expenses	15,814	3,021	6,574	7,070	(32,479)	–
Non-interest expense allocation, subtotal	**56,468**	**5,921**	**15,584**	**19,435**	**(97,408)**	**–**
Income before taxes	139,064	95,194	14,439	6,380	37,079	292,156
Income tax expense	35,516	24,312	3,688	1,629	9,471	74,616
Net income (Loss)	**$ 103,548**	**$ 70,882**	**$ 10,751**	**$ 4,751**	**$ 27,608**	**$ 217,540**

For the year ended December 31, 2023

(in thousands)

		Credit Solutions				
	Fintech	REBL	Institutional Banking	Commercial	Corporate	Total
Interest income	$ 110	$ 194,419	$ 136,069	$ 102,596	$ 76,313	$ 509,507
Interest allocation	264,820	(97,941)	(84,807)	(68,487)	(13,585)	–
Interest expense	139,500	507	4,355	–	11,093	155,455
Net interest income	125,430	95,971	46,907	34,109	51,635	354,052
Provision for credit losses	-	1,529	(25)	7,222	9,604	18,330
Non-interest income	**99,376**	**6,037**	**760**	**6,881**	**(960)**	**112,094**
Direct non-interest expense						
Salaries and employee benefits	13,666	3,607	9,680	16,480	77,622	121,055
Data processing expense	1,309	153	2,358	5	1,622	5,447
Software	552	99	2,951	1,341	12,406	17,349
Other	9,554	3,693	1,923	8,310	23,711	47,191
Direct non-interest expense, subtotal	**25,081**	**7,552**	**16,912**	**26,136**	**115,361**	**191,042**
Income before non-interest expense allocations	199,725	92,927	30,780	7,632	(74,290)	256,774
Non-interest expense allocations						
Risk, financial crimes, and compliance	25,803	1,221	1,741	2,473	(31,238)	–
Information technology and operations	13,189	805	6,928	6,488	(27,410)	–
Other allocated expenses	11,598	2,284	5,895	5,928	(25,705)	–
Non-interest expense allocation, subtotal	**50,590**	**4,310**	**14,564**	**14,889**	**(84,353)**	**–**
Income before taxes	149,135	88,617	16,216	(7,257)	10,063	256,774
Income tax expense	37,449	22,252	4,072	(1,822)	2,527	64,478
Net income (Loss)	**$ 111,686**	**$ 66,365**	**$ 12,144**	**$ (5,435)**	**$ 7,536**	**$ 192,296**

*A discussion of our segments, our reporting methodology, and allocations of interest and non-interest expense are outlined in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, within Note 18, "Segment Financial Information."

© The Bancorp I Investor Presentation, July 2026

22

Non-GAAP Reconciliation – Segment Results

For the year[1] ended December 31, 2022

(in thousands)

		Credit Solutions				
	Fintech	REBL	Institutional Banking	Commercial	Corporate	Total
Interest income	$ 113	$ 108,934	$ 89,623	$ 74,834	$ 34,791	$ 308,295
Interest allocation	205,174	(73,050)	(82,414)	(49,326)	(384)	–
Interest expense	42,883	1,004	2,079	–	13,488	59,454
Net interest income	162,404	34,880	5,130	25,508	20,919	248,841
Provision for credit losses	-	2,056	659	2,593	1,800	7,108
Non-interest income	**86,313**	**11,494**	**98**	**5,200**	**2,578**	**105,683**
Direct non-interest expense						
Salaries and employee benefits	11,553	1,974	8,953	14,440	68,448	105,368
Data processing expense	1,018	157	2,164	5	1,628	4,972
Software	555	99	2,600	1,233	11,724	16,211
Other	9,463	1,816	2,182	7,457	22,033	42,951
Direct non-interest expense, subtotal	**22,589**	**4,046**	**15,899**	**23,135**	**103,833**	**169,502**
Income before non-interest expense allocations	226,128	40,272	(11,330)	4,980	(82,136)	177,914
Non-interest expense allocations						
Risk, financial crimes, and compliance	23,466	1,035	1,474	2,089	(28,064)	–
Information technology and operations	12,263	797	5,805	5,247	(24,112)	–
Other allocated expenses	11,212	2,150	4,902	5,388	(23,652)	–
Non-interest expense allocation, subtotal	**46,941**	**3,982**	**12,181**	**12,724**	**(75,828)**	–
Income before taxes	179,187	36,290	(23,511)	(7,744)	(6,308)	177,914
Income tax expense	48,042	9,730	(6,304)	(2,076)	(1,691)	47,701
Net income (Loss)	**$ 131,145**	**$ 26,560**	**$ (17,207)**	**$ (5,668)**	**$ (4,617)**	**$ 130,213**

For the year[2] ended December 31, 2021

(in thousands)

	Payments (Fintech)	Specialty Finance (Credit Solutions)	Corporate	Discontinued	Total
Interest income	$ -	$ 191,867	$ 30,248	$ -	$ 222,115
Interest allocation	20,634	(17,217)	(3,417)	–	–
Interest expense	4,162	963	6,114	–	11,239
Net interest income	16,472	173,687	20,717	–	210,876
Provision for credit losses	–	3,110	–	–	3,110
Non-interest income	**82,343**	**22,331**	**75**	**–**	**104,749**
Non-interest expense	**69,716**	**67,263**	**31,371**	**–**	**168,350**
Income (Loss) from continuing operations before taxes	**29,099**	**125,645**	**(10,579)**	**–**	**144,165**
Income tax expense	–	–	33,724	–	33,724
Income (loss) from continuing operations	29,099	125,645	(44,303)	–	110,441
Income from discontinued operations	–	–	–	212	212
Net income (Loss)	**$ 29,099**	**$ 125,645**	**$ (44,303)**	**$ 212**	**$ 110,653**

[1]A discussion of our segments, our reporting methodology, and allocations of interest and non-interest expense are outlined in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, within Note 18, "Segment Financial Information."

[2]The results of our business segments for 2021 are as presented in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, Note U, "Segment Financials," and the presentation of those segment results does not reflect our current methodology for allocating interest and income tax expense to the segments. However, the presentation of Non-interest income, Direct non-interest expense, and Non-interest expense allocation which are being used in the Non-GAAP calculations are consistent with our current methodology.

© The Bancorp I Investor Presentation, July 2026

23